UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2005

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

1-8246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant's Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

As of October 27, 2005, Southwestern Energy Company (the "Company") amended and restated the indemnity agreements (the "Amended and Restated Indemnity Agreements") it had previously entered into with each of its executive officers and directors.  It is the policy of the Company and its subsidiaries to enter into indemnity agreements with their respective executive officers, directors and key employees (each, an "Indemnitee").

The Amended and Restated Indemnity Agreements provide indemnification of an Indemnitee to the fullest extent permitted by law and specifically obligate the Company and its subsidiaries to (i) indemnify an Indemnitee against all liabilities and losses incurred in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including, but not limited to, any action by or in the right of the Company), to which the Indemnitee is, was or at any time becomes a party, is threatened to be made a party, or is involved (as a witness or otherwise), by reason of the fact that the Indemnitee is, was or at any time becomes a director, officer, employee, trustee or agent (including a fiduciary) of the Company or any subsidiary or is or was serving at the request of the Company as a director, officer, employee, trustee or agent (including a fiduciary) of another corporation or of a partnership, joint venture, trust or other enterprise, whether the basis of such proceeding is alleged action in an official capacity, or in any other capacity while serving as a director, officer, employee, trustee or agent; and (ii) pay, on behalf of the Indemnitee, and his or her executors, administrators, heirs or assigns, any amount which he or she is or becomes legally obligated to pay because of any claim or claims made against the Indemnitee because of any act or omission or neglect or breach of duty, including any actual or alleged error or misstatement or misleading statement, which Indemnitee commits or suffers while acting in his or her capacity as a director, officer, employee, trustee or agent (including a fiduciary) of the Company and/or any of the subsidiaries.  The payments which the Company and/or the subsidiaries will be obligated to make under the Amended and Restated Indemnity Agreements shall include, inter alia, compensatory and punitive damages, judgments, fines, ERISA excise taxes, penalties, settlements and costs, costs of investigation, (excluding salaries as officers or employees of the Company and/or the subsidiaries), attorneys' fees, costs of appearance, attachment and similar bonds and other legal costs of actions, claims, proceedings, investigations and alternative dispute mechanisms, (including actions, claims, proceedings, investigations or alternative dispute mechanisms by or on behalf of the Company and/or any subsidiary and appeals therefrom), whether civil, criminal, administrative, investigative or other.

The Amended and Restated Indemnity Agreements provide for the advancement of any and all reasonable expenses specifically documented (including legal fees and expenses) as being incurred in investigating or defending prior to any final disposition of any threatened or pending action, suit or proceedings (whether civil, criminal, administrative, investigative or other) within thirty (30) days after receiving invoices for such expenses.  The Indemnitee agrees that the Indemnitee will promptly reimburse the Company and/or each relevant subsidiary for all expenses advanced or paid by the Company and/or each relevant subsidiary in defending any action, suit or proceedings, whether civil, criminal, administrative or investigative, against the Indemnitee in the event and only to the extent that it shall ultimately be determined by a final decision by a court having jurisdiction in the matter that the Indemnitee is not entitled to be indemnified by the Company and/or any relevant subsidiary for such expenses under the provision of the state statutes, bylaws, the Amended and Restated Indemnity Agreement, or otherwise, or that it is unlawful for the Indemnitee to be indemnified by the Company and/or any relevant subsidiary for such expenses.  Additionally, the Amended and Restated Indemnity Agreements provide that if the Company or a subsidiary pays an Indemnitee pursuant to the Amended and Restated Indemnity Agreements, the Company or a subsidiary, as the case may be, will be subrogated to the Indemnitee's rights to recover from third parties.

The Amended and Restated Indemnity Agreements prohibit indemnification (i) in respect of remuneration paid to the Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; (ii) for an accounting or profits made from the purchase or sale by the Indemnitee of securities of the Company or any subsidiary pursuant to or within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal or state statutory law or common law, (iii) on account of the Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest, grossly negligent, or willful and wanton misconduct in the performance of his or her duties, which such conduct is material to the establishment of liability for which indemnification is sought pursuant to the terms of this Agreement, or (iv) if a final decision by a court shall determine that such indemnification is not lawful or is against public policy.

Subject to certain exceptions, the Company has also agreed to maintain the existing director's and officers' insurance policies covering the Indemnitee for so long as the Indemnitee shall continue to serve as a director, officer, employee, trustee or agent (including a fiduciary) of the Company or any subsidiary (or shall continue at the request of the Company to serve as a director, officer, employee, trustee or agent (including a fiduciary) of another corporation, partnership, joint venture, trust or other enterprise), and for a period of time following the Indemnitee's cessation of such service (but in no event longer than four (4) years).

The Amended and Restated Indemnity Agreements also provide that if there is a change in control of the Company, the Company will seek legal advice from special, independent counsel selected by the Indemnitee and approved by the Company with respect to matters thereafter arising concerning rights of the Indemnitee under the Amended and Restated Indemnity Agreement.

This brief description of the Amended and Restated Indemnity Agreements is not intended to be complete and is qualified in its entirety by reference to the full text of the form of Amended and Restated Indemnity Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

SECTION 9.  Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

10.1	Form of Amended and Restated Indemnity Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: October 31, 2005	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Amended and Restated Indemnity Agreement.